UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K


                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: January 31, 1997



                           CORONADO INDUSTRIES INC.
            (Exact name of Registrant as specified in its charter)


            New York            333042-NY            223161629
        (state or other     (Commission Fine     (I.R.S. Employer
         jurisdiction of        Number)        Identification Number)
         incorporation)

                       16929 EAST ENTERPRISE DRIVE, #202
                           FOUNTAIN HILLS, AZ 85268
              (Address of Principal Executive Offices) (Zip Code)

                                (602) 837-6810
             (Registrant's telephone number, including area code)

                  LOGICAL COMPUTER SERVICES OF NEW YORK, LTD.
               4264 STRAUSSER STREET, NW, NORTH CANTON, OH 44720
            (Former name or address, if changed since last report)

                                  MANUAL COPY


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ITEM  1.          CHANGE  IN  CONTROL  OF  REGISTRANT

No  change.

ITEM  2.          ACQUISITION  OR  DISPOSITION  OF  ASSETS

No  change.

ITEM  3.          OTHER  EVENTS.

On January 17, 1997, Hobe & Lucas Certified Public Accuntants, specifically "Jerome J. Lucas" resigned as the company's independent auditors. The reason for this resignation was the fact that their offices are located in Independence, Ohio versus the Company in Fountain Hills, Arizona. Therefore, the distance between the respective offices made it difficult to conduct an audit with the necessary communication.

The Company is currently interviewing a number of different accounting firms and as a result will appoint a new auditor.

ITEM  4.          RESIGNATIONS  OF  REGISTRANT'S  DUTIES

No  Change.

ITEM  5.          FINANCIAL  STATEMENTS  AND  EXHIBITS

a.  10KSB  covering  the  period  ending  December  31,  1995  (filed)
b.  Pro  Forma  business  plan  and  targeted  financial  projections  (filed)
c.  Exhibits
    2.1     Hobe  &  Lucas  resignation  letter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    CORONADO  INDUSTRIES  INC.

                                                    /s/  Gary  Smith
                                                    ----------------
Dated:  January  31,  1997                          BY:  Gary  Smith

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